Exhibit 99.2 Investor Presentation | March 21 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseExhibit 99.2 Investor Presentation | March 21 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Disclaimer DisclaimersandOther Important Information This investor presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Redwire, LLC and Genesis Park Acquisition Corp. (“Genesis Park”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Genesis Park and Redwire, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Redwire, Genesis Park and the Potential Business Combination or (iv ) provided to any other person, in whole or in part, directly or indirectly, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications relating to the subject matter hereof. No person has been authorized to make any statement concerning Genesis Park or Redwire other than as will be set forth in the offering materials related to the Potential Business Combination, and any representation or information not contained therein may not be relied upon. An investment in Redwire should be made only after careful review of the information contained in the offering materials related to the Potential Business Combination. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Genesis Park and Redwire reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distributionto, or use byany person inany jurisdictionwhere suchdistributionor use wouldbe contraryto local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Genesis Park, Redwire or any of their respective subsidiaries, stockholders, members, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third- party industry publications and sources as well as from research reports prepared for other purposes. Neither Genesis Park nor Redwire has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Genesis Park, Redwire or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Redwire, Genesis Park or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Redwire, Genesis Park and the Potential Business Combination and of the relevance and adequacy of the information and should make suchother investigations as theydeem necessary. Statements other than historical facts, including but not limited to those concerning (i) the Business Combination, (ii) the PIPE Offering, (iii) market conditions, or (iv) trends, consumer or customer preferences or other similar concepts with respect to Genesis Park, Redwire or the Business Combination, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Genesis Park and the applicable Companies or, when applicable, of one or more third-party sources. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. In addition, no representation or warranty is made with respect to the reasonableness of any estimates, forecasts, illustrations, prospects or returns, which should be regarded as illustrative only, or that any profits will be realized. The metrics regarding select aspects of Genesis Park’s and Redwire's operations were selected by Genesis Park and Redwire on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Genesis Park’s and Redwire's businesses, are incomplete, and are not necessarily indicative of Genesis Park’s and Companies’ performance or overall operations. There can be no assurance that historical trends will continue. This Investor Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Investor Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the United States Securities Act of 1933, as amended (the “Securities Act”), except to a limited number of qualified institutional buyers (“QIBs”), as defined in Rule 144A under the Securities Act, or institutional “accredited investors” within the meaning of Regulation D under the Securities Act. 2 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseDisclaimer DisclaimersandOther Important Information This investor presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Redwire, LLC and Genesis Park Acquisition Corp. (“Genesis Park”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Genesis Park and Redwire, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Redwire, Genesis Park and the Potential Business Combination or (iv ) provided to any other person, in whole or in part, directly or indirectly, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications relating to the subject matter hereof. No person has been authorized to make any statement concerning Genesis Park or Redwire other than as will be set forth in the offering materials related to the Potential Business Combination, and any representation or information not contained therein may not be relied upon. An investment in Redwire should be made only after careful review of the information contained in the offering materials related to the Potential Business Combination. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Genesis Park and Redwire reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distributionto, or use byany person inany jurisdictionwhere suchdistributionor use wouldbe contraryto local law or regulation. No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will Genesis Park, Redwire or any of their respective subsidiaries, stockholders, members, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third- party industry publications and sources as well as from research reports prepared for other purposes. Neither Genesis Park nor Redwire has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Genesis Park, Redwire or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Redwire, Genesis Park or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Redwire, Genesis Park and the Potential Business Combination and of the relevance and adequacy of the information and should make suchother investigations as theydeem necessary. Statements other than historical facts, including but not limited to those concerning (i) the Business Combination, (ii) the PIPE Offering, (iii) market conditions, or (iv) trends, consumer or customer preferences or other similar concepts with respect to Genesis Park, Redwire or the Business Combination, are based on current expectations, estimates, projections, targets, opinions and/or beliefs of Genesis Park and the applicable Companies or, when applicable, of one or more third-party sources. Such statements involve known and unknown risks, uncertainties and other factors, and undue reliance should not be placed thereon. In addition, no representation or warranty is made with respect to the reasonableness of any estimates, forecasts, illustrations, prospects or returns, which should be regarded as illustrative only, or that any profits will be realized. The metrics regarding select aspects of Genesis Park’s and Redwire's operations were selected by Genesis Park and Redwire on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of Genesis Park’s and Redwire's businesses, are incomplete, and are not necessarily indicative of Genesis Park’s and Companies’ performance or overall operations. There can be no assurance that historical trends will continue. This Investor Presentation is being distributed to selected recipients only and is not intended for distribution to, or use by any person or entity in, any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Neither this Investor Presentation nor any part or copy of it may be taken or transmitted into the United States or published, released, disclosed or distributed, directly or indirectly, in the United States, as that term is defined in the United States Securities Act of 1933, as amended (the “Securities Act”), except to a limited number of qualified institutional buyers (“QIBs”), as defined in Rule 144A under the Securities Act, or institutional “accredited investors” within the meaning of Regulation D under the Securities Act. 2 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Disclaimer Forward-LookingStatements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Potential Business Combination, including statements regarding the benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Redwire and the markets in which it operates, and Redwire’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination, (ii) the outcome of any legal proceedings that may be instituted against Genesis Park, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto, (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Genesis Park, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination, (v) the ability to meet stock exchange listing standards following the consummation of the Business Combination, (vi) the risk that the Business Combination disrupts current plans and operations of Redwire as a result of the announcement and consummation of the Business Combination, (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (viii) costs related to the Business Combination, (ix) changes in applicable laws or regulations, (x) the possibility that Redwire may be adversely affected by other economic, business, and/or competitive factors, (xi) estimates of expenses and profitability, (xii) the limited operating history, and history of net losses, of Redwire, which may never achieve profitability, (xiii) the ability of Redwire to successfully develop their technology and services, (ivx) the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share, (xv) the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions, (xvi) the possibility that the current pandemic outbreak of a novel strain of coronavirus, also known as COVID-19, may continue to adversely affect Redwire’s business, (xvii) the possibility of adverse publicity stemming from any incident involving Redwire or its competitors that could have a material adverse effect on Redwire’s business, financial condition and results of operations, (xviii) the ability to adapt to and satisfy customer demands in a timely and cost-effective manner, (xix) the ability to respond to commercial industry cycles in terms of cost structure, manufacturing capacity, and/or personnel needs, (xx) any delays in the development, design, engineering and manufacturing of Redwire’s products and services may adversely affect Redwire’s business, financial condition and results of operations, (xxi) the possibility that the market for in-space infrastructure services does not achieve the growth potential the Company expects or grows more slowly than the Company expects, and (xxii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Genesis Park’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the documents filed by Genesis Park from time to time with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section in the registration statement on Form S-4 and the proxy statement included therein (the “Registration Statement”) that Genesis Park intends to file relating to the Potential Business Combination and the “Risk Factors” section of other documents that Genesis Park files with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Genesis Park and Redwire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Genesis Park nor Redwire gives any assurance that either Genesis Park or Redwire, respectively, will achieve its expectations. Use ofProjections This Presentation contains projected financial information with respect to Redwire. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecasts are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that results reflected in such forecasts will be achieved. The performance projections and estimates are subject to the ongoing COVID-19 pandemic, and have the potential to be revised to take into account further adverse effects of the COVID-19 pandemic on the future performance of Genesis Park and Redwire. Projected returns and estimates are based on an assumption that public health, economic, market, and other conditions will improve; however, there can be no assurance that such conditions will improve within the time period or to the extent estimated by Genesis Park and Redwire. The full impact of the COVID-19 pandemic on future performance is particularly uncertain and difficult to predict, therefore actual results may vary materially and adversely from the Projections included herein. There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully accounted for with respect to the Projections herein. Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations, and exceptions that could materially and adversely affect Genesis Park and Redwire's performance. Moreover, actual events are difficult to project and often depend upon factors that are beyond the control of Genesis Park and the applicable Company and its affiliates. The performance projections and estimates are subject to the ongoing COVID-19 pandemic, and have the potential to be revised to take into account further adverse effects of the COVID-19 pandemic on the future performance of Genesis Park and the applicable Company. Projected returns and estimates are based on an assumption that public health, economic, market, and other conditions will improve; however, there can be no assurance that such conditions will improve within the time period or to the extent estimated by Genesis Park and Redwire. The full impact of the COVID-19 pandemic on future performance is particularly uncertain and difficult to predict, therefore actual results may vary materially and adversely from the Projections included herein. 3 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseDisclaimer Forward-LookingStatements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Potential Business Combination, including statements regarding the benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by Redwire and the markets in which it operates, and Redwire’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including, but not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination, (ii) the outcome of any legal proceedings that may be instituted against Genesis Park, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto, (iii) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Genesis Park, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination, (v) the ability to meet stock exchange listing standards following the consummation of the Business Combination, (vi) the risk that the Business Combination disrupts current plans and operations of Redwire as a result of the announcement and consummation of the Business Combination, (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (viii) costs related to the Business Combination, (ix) changes in applicable laws or regulations, (x) the possibility that Redwire may be adversely affected by other economic, business, and/or competitive factors, (xi) estimates of expenses and profitability, (xii) the limited operating history, and history of net losses, of Redwire, which may never achieve profitability, (xiii) the ability of Redwire to successfully develop their technology and services, (ivx) the ability to compete with existing or new companies that could cause downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share, (xv) the ability to successfully select, execute or integrate future acquisitions into the business, which could result in material adverse effects to operations and financial conditions, (xvi) the possibility that the current pandemic outbreak of a novel strain of coronavirus, also known as COVID-19, may continue to adversely affect Redwire’s business, (xvii) the possibility of adverse publicity stemming from any incident involving Redwire or its competitors that could have a material adverse effect on Redwire’s business, financial condition and results of operations, (xviii) the ability to adapt to and satisfy customer demands in a timely and cost-effective manner, (xix) the ability to respond to commercial industry cycles in terms of cost structure, manufacturing capacity, and/or personnel needs, (xx) any delays in the development, design, engineering and manufacturing of Redwire’s products and services may adversely affect Redwire’s business, financial condition and results of operations, (xxi) the possibility that the market for in-space infrastructure services does not achieve the growth potential the Company expects or grows more slowly than the Company expects, and (xxii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Genesis Park’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the documents filed by Genesis Park from time to time with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section in the registration statement on Form S-4 and the proxy statement included therein (the “Registration Statement”) that Genesis Park intends to file relating to the Potential Business Combination and the “Risk Factors” section of other documents that Genesis Park files with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Genesis Park and Redwire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Genesis Park nor Redwire gives any assurance that either Genesis Park or Redwire, respectively, will achieve its expectations. Use ofProjections This Presentation contains projected financial information with respect to Redwire. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecasts are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that results reflected in such forecasts will be achieved. The performance projections and estimates are subject to the ongoing COVID-19 pandemic, and have the potential to be revised to take into account further adverse effects of the COVID-19 pandemic on the future performance of Genesis Park and Redwire. Projected returns and estimates are based on an assumption that public health, economic, market, and other conditions will improve; however, there can be no assurance that such conditions will improve within the time period or to the extent estimated by Genesis Park and Redwire. The full impact of the COVID-19 pandemic on future performance is particularly uncertain and difficult to predict, therefore actual results may vary materially and adversely from the Projections included herein. There are numerous factors related to the markets in general or the implementation of any operational strategy that cannot be fully accounted for with respect to the Projections herein. Any targets or estimates are therefore subject to a number of important risks, qualifications, limitations, and exceptions that could materially and adversely affect Genesis Park and Redwire's performance. Moreover, actual events are difficult to project and often depend upon factors that are beyond the control of Genesis Park and the applicable Company and its affiliates. The performance projections and estimates are subject to the ongoing COVID-19 pandemic, and have the potential to be revised to take into account further adverse effects of the COVID-19 pandemic on the future performance of Genesis Park and the applicable Company. Projected returns and estimates are based on an assumption that public health, economic, market, and other conditions will improve; however, there can be no assurance that such conditions will improve within the time period or to the extent estimated by Genesis Park and Redwire. The full impact of the COVID-19 pandemic on future performance is particularly uncertain and difficult to predict, therefore actual results may vary materially and adversely from the Projections included herein. 3 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Disclaimer

Financial Information; Non-GAAP Financial Terms

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. No independent registered public accounting firm has audited, reviewed, compiled, or performed any procedures with respect to the combined financial information of Redwire for the purpose of inclusion in this Presentation, and accordingly, neither Genesis Park nor any of Redwire expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this Presentation. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement or proxy statement or other report or document to be filed or furnished by Genesis Park with the SEC.

Furthermore, some of the projected financial information and data contained in this Presentation, such as Adjusted EBITDA (and related measures), has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Redwire and Genesis Park believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Redwire's financial condition and results of operations. Redwire's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. Redwire and Genesis Park believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Redwire's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Redwire does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Redwire's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. You should review the audited financial statements of Redwire and certain businesses acquired by Redwire that will be presented in the Registration Statement to be filed with the SEC, and not rely on any single financial measure to evaluate Redwire's business. A reconciliation of non-GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Redwire is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these non-GAAP financial measures.

Unless otherwise specified, all Redwire financial information herein is presented on a pro forma basis, including the impact of the acquisitions by Redwire of Adcole Space, Made in Space, Deep Space Systems, Roccor, LoadPath, Oakman Aerospace and Deployable Space Systems. Such financial information assumes that such acquisitions were consummated on January 1st, 2020.

Trademarks

This Presentation contains trademarks, service marks, tradenames and copyrights of Redwire, Genesis Park and other companies, which are the property of their respective owners. The use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks and tradenames. Third-party logos herein may represent past customers, present customers or may be provided simply for illustrative purposes only. Inclusion of such logos does not necessarily imply affiliation with or endorsement by such firms or businesses. There is no guarantee that either Genesis Park or any of Redwire will work, or continue to work, with any of the firms or businesses whose logos are included herein in the future.

Additional Information and Where to Find It

This document relates to a proposed transaction between Redwire and Genesis Park. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Genesis Park intends to file the Registration Statement with the SEC. The Registration Statement will be sent to all Genesis Park stockholders. Genesis Park also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Genesis Park are urged to read the Registration Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the Registration Statement and all other relevant documents filed or that will be filed with the SEC by Genesis Park through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by Genesis Park may be obtained free of charge from Genesis Park's website at www.genesis-park.com or by written request to Genesis Park at Genesis Park Acquisition Corp., 2000 Edwards Street, Suite B, Houston, Texas 77007.

REDWIRE BUILD ABOVE 4
Redwire Proprietary, Not for Public Release

Transaction Overview Genesis Park’s Partnership with Redwire Gives Investors Access to the Catalyst of Future Space Infrastructure Growth l Genesis Park (NYSE: GNPK) is a publicly-listed special purpose acquisition Genesis Park company (“SPAC”) with $166 million in trust Structure & Size l Key existing investors have reaffirmed their conviction in the equity story l Anticipated pro forma enterprise value of $615 million (9.6x 2023E Adj. EBITDA; 2.5x 2025E Adj. EBITDA) Valuation Details l Redwire’s projections and valuation are not reliant upon SPAC proceeds – Forecasted cash flows are sufficient to fund the projected organic growth l $147 million cash to the balance sheet to enable strategic investments and M&A Capital Structure l Existing Redwire shareholders rolling a significant portion of their equity Pro Forma l 57% current Redwire shareholders, 25% public shareholders, 12% PIPE investors Ownership and 6% GNPK Sponsor 5 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseTransaction Overview Genesis Park’s Partnership with Redwire Gives Investors Access to the Catalyst of Future Space Infrastructure Growth l Genesis Park (NYSE: GNPK) is a publicly-listed special purpose acquisition Genesis Park company (“SPAC”) with $166 million in trust Structure & Size l Key existing investors have reaffirmed their conviction in the equity story l Anticipated pro forma enterprise value of $615 million (9.6x 2023E Adj. EBITDA; 2.5x 2025E Adj. EBITDA) Valuation Details l Redwire’s projections and valuation are not reliant upon SPAC proceeds – Forecasted cash flows are sufficient to fund the projected organic growth l $147 million cash to the balance sheet to enable strategic investments and M&A Capital Structure l Existing Redwire shareholders rolling a significant portion of their equity Pro Forma l 57% current Redwire shareholders, 25% public shareholders, 12% PIPE investors Ownership and 6% GNPK Sponsor 5 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Best-In-Class Private and Public Management Experience Expertise in Space & Defense Markets Significant Public Company Experience l Aerospace, space, defense and government-focused l World-class management team, board of directors private equity firm with over $3 billion in assets under and advisory committee with proven experience management; currently investing out of Fund II building blue-chip A&D public companies l Proven ability to drive shareholder value by building ─ Industry, operational and financial expertise to de- unique, thematic platforms to address accelerating risk and accelerate organic growth demand trends ─ Strong relationships with key stakeholders such as l Growth-oriented investors focused on complementing NASA, the US Air Force and the US Space Force strong organic growth with strategic M&A l Track record of successfully executing high-profile M&A 70 30+ $70+ Billion 250 Years Acquisitions Since 2015 Years Avg. Experience Executed M&A Relevant Experience History of Building National Assets and Supply Chain “Tollgates” Select Public Company Experience Legacy Legacy 6 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseBest-In-Class Private and Public Management Experience Expertise in Space & Defense Markets Significant Public Company Experience l Aerospace, space, defense and government-focused l World-class management team, board of directors private equity firm with over $3 billion in assets under and advisory committee with proven experience management; currently investing out of Fund II building blue-chip A&D public companies l Proven ability to drive shareholder value by building ─ Industry, operational and financial expertise to de- unique, thematic platforms to address accelerating risk and accelerate organic growth demand trends ─ Strong relationships with key stakeholders such as l Growth-oriented investors focused on complementing NASA, the US Air Force and the US Space Force strong organic growth with strategic M&A l Track record of successfully executing high-profile M&A 70 30+ $70+ Billion 250 Years Acquisitions Since 2015 Years Avg. Experience Executed M&A Relevant Experience History of Building National Assets and Supply Chain “Tollgates” Select Public Company Experience Legacy Legacy 6 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

The Right Team for the Right Mission David Siegel Jonathan Baliff Peter Cannito Andrew Rush Bill Read Chairman & President & Chief Financial Officer Chairman President, CFO & Director Chief Executive Officer Chief Operating Officer Genesis Park Genesis Park l 30+ years of experience in l Aviation and infrastructure l 25+ years of experience in l CEO and general counsel l 30+ years of experience in aerospace and aviation sector leader for 30+ years aerospace and defense of Made In Space until operational finance business combination l Senior Advisor for Apollo l Former CFO, President and l Former CEO of Polaris l Former CFO of Abaco Global Management CEO at Bristow Group Alpha leading up to the l Former partner at PCT Law Systems, BBB Industries, Parsons acquisition Group, focused on Continental Motors and (NYSE:BRS or “Bristow”) l Former CEO of AWAS, intellectual property law business units within l Operating Partner at AE Gate Gourmet, Frontier l Led NRG Energy’s Teledyne (NYSE:TDY) Industrial Partners advising l Chair of NASA Advisory Airlines, XOJET and US (NYSE:NRG) growth and Airways emergence into the on aerospace and Council Regulatory & l Extensive M&A background Fortune 500 defense M&A Policy Committee with experience ranging from target identification through business integration 7 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Relevant ExperienceThe Right Team for the Right Mission David Siegel Jonathan Baliff Peter Cannito Andrew Rush Bill Read Chairman & President & Chief Financial Officer Chairman President, CFO & Director Chief Executive Officer Chief Operating Officer Genesis Park Genesis Park l 30+ years of experience in l Aviation and infrastructure l 25+ years of experience in l CEO and general counsel l 30+ years of experience in aerospace and aviation sector leader for 30+ years aerospace and defense of Made In Space until operational finance business combination l Senior Advisor for Apollo l Former CFO, President and l Former CEO of Polaris l Former CFO of Abaco Global Management CEO at Bristow Group Alpha leading up to the l Former partner at PCT Law Systems, BBB Industries, Parsons acquisition Group, focused on Continental Motors and (NYSE:BRS or “Bristow”) l Former CEO of AWAS, intellectual property law business units within l Operating Partner at AE Gate Gourmet, Frontier l Led NRG Energy’s Teledyne (NYSE:TDY) Industrial Partners advising l Chair of NASA Advisory Airlines, XOJET and US (NYSE:NRG) growth and Airways emergence into the on aerospace and Council Regulatory & l Extensive M&A background Fortune 500 defense M&A Policy Committee with experience ranging from target identification through business integration 7 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Relevant Experience

Build Above 8 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseBuild Above 8 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Our Mission is accelerating humanity’s expansion into space by delivering reliable, economical and sustainable infrastructure for future generations 9 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseOur Mission is accelerating humanity’s expansion into space by delivering reliable, economical and sustainable infrastructure for future generations 9 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Heritage Innovation Vision Spacecraft The Majority of Satellites Will Enabled Every US st Technology to Build Be Manufactured and 1 Mission to Mars & Assemble Itself Assembled on Orbit Went to Pluto To 3D Print Tools and Humans Will Return to the st 1 and Beyond Spares in Space Lunar Surface Permanently Commercial Products Will Be Landed on Multiple Optical Fiber st Made in Space for Use 1 Asteroids Manufactured in Space on Earth Redwire Will Enable the Future Guided Every Link-16 Antenna st and Open New Markets as a 1 GPS Mission For Space Leading Infrastructure Provider Infrastructure that Enables Nearly Every Space Mission 10 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseHeritage Innovation Vision Spacecraft The Majority of Satellites Will Enabled Every US st Technology to Build Be Manufactured and 1 Mission to Mars & Assemble Itself Assembled on Orbit Went to Pluto To 3D Print Tools and Humans Will Return to the st 1 and Beyond Spares in Space Lunar Surface Permanently Commercial Products Will Be Landed on Multiple Optical Fiber st Made in Space for Use 1 Asteroids Manufactured in Space on Earth Redwire Will Enable the Future Guided Every Link-16 Antenna st and Open New Markets as a 1 GPS Mission For Space Leading Infrastructure Provider Infrastructure that Enables Nearly Every Space Mission 10 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Proven Blue-Chip Space Company Today with Tremendous Future Potential Upside $163M $1,413M 2021E Revenue 2025E Revenue $20M $250M 2021E Adj. EBITDA 2025E Adj. EBITDA 50+ 100+ Years of Flight Heritage Patents and Applications $150M+ 72% Contracted Backlog 2021E-2025E Revenue CAGR 11 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseProven Blue-Chip Space Company Today with Tremendous Future Potential Upside $163M $1,413M 2021E Revenue 2025E Revenue $20M $250M 2021E Adj. EBITDA 2025E Adj. EBITDA 50+ 100+ Years of Flight Heritage Patents and Applications $150M+ 72% Contracted Backlog 2021E-2025E Revenue CAGR 11 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Addressing a Large and Growing Market 12 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseAddressing a Large and Growing Market 12 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Redwire Delivers Infrastructure that Enables a Full Spectrum of Activity in Space Redwire Develops and Manufactures a Wide Array of Space … Enabling the Space Missions of Today and Tomorrow Infrastructure Solutions… Human Spaceflight Satellites International Space Station GPS Satellites Guidance Large Solar Navigation and Arrays Control Systems Additive Manufacturing of Spares and Advanced Deployable Booms, Space-Capable Microgravity Additive Materials Solar Arrays and Robotics Manufacturing Facilities Antennas Orion Spacecraft Archinaut Human-Rated Camera Additively Systems Manufactured Structures Robotic Assembly Arm Forward Growth in Key Strategic Focus Areas On-Orbit Servicing, LEO Assembly & Manufacturing Commercialization Integrated Next- Advanced In-Space Spacecraft Sensors and Digitally-Engineered Space Generation Spacecraft Camera Systems Components Spacecraft Domain Awareness Advanced Sensors and Components 13 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire Delivers Infrastructure that Enables a Full Spectrum of Activity in Space Redwire Develops and Manufactures a Wide Array of Space … Enabling the Space Missions of Today and Tomorrow Infrastructure Solutions… Human Spaceflight Satellites International Space Station GPS Satellites Guidance Large Solar Navigation and Arrays Control Systems Additive Manufacturing of Spares and Advanced Deployable Booms, Space-Capable Microgravity Additive Materials Solar Arrays and Robotics Manufacturing Facilities Antennas Orion Spacecraft Archinaut Human-Rated Camera Additively Systems Manufactured Structures Robotic Assembly Arm Forward Growth in Key Strategic Focus Areas On-Orbit Servicing, LEO Assembly & Manufacturing Commercialization Integrated Next- Advanced In-Space Spacecraft Sensors and Digitally-Engineered Space Generation Spacecraft Camera Systems Components Spacecraft Domain Awareness Advanced Sensors and Components 13 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

In-Space Manufacturing & Robotic Assembly Are Critical Capabilities “If NASA can print things in three-dimensions in space and then robotically assemble those things, those capabilities are going to be absolutely game changing for NASA and for our partners in the US government and commercial industry.” Jim Bridenstine NASA Administrator The Past (2000 – 2018) T To oday ( day (2018 2018 – – 2025) 2025) T To omorrow ( morrow (2025 2025+) +) Discovering & Demonstrating Adopt Adoptiio on n & & Expansion Expansion P Pr rol olif ife er ra at tion ion & & Comme Commer rc cia ialliiz za at tion ion Archinaut Successfully Additive Manufacturing Demonstrates In-Space Research Phase Facility Installed on ISS Manufacturing of Satellites Tools & Spare Parts Spacecraft & Large Structures ZBLAN and Other Materials for Earth Sustainable Human Space Habitats Asteroid Mining & Energy Generation 14 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseIn-Space Manufacturing & Robotic Assembly Are Critical Capabilities “If NASA can print things in three-dimensions in space and then robotically assemble those things, those capabilities are going to be absolutely game changing for NASA and for our partners in the US government and commercial industry.” Jim Bridenstine NASA Administrator The Past (2000 – 2018) T To oday ( day (2018 2018 – – 2025) 2025) T To omorrow ( morrow (2025 2025+) +) Discovering & Demonstrating Adopt Adoptiio on n & & Expansion Expansion P Pr rol olif ife er ra at tion ion & & Comme Commer rc cia ialliiz za at tion ion Archinaut Successfully Additive Manufacturing Demonstrates In-Space Research Phase Facility Installed on ISS Manufacturing of Satellites Tools & Spare Parts Spacecraft & Large Structures ZBLAN and Other Materials for Earth Sustainable Human Space Habitats Asteroid Mining & Energy Generation 14 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire Serves a Large and Growing Space Infrastructure Market Addressed by Redwire ü $420+ Billion 2019 Global Space Economy Commercial Space Commercial Infrastructure US Government Non-US Government Products & Services & Support Industries Space Spend Space Spend $218 $119 $47 $40 Billion Billion Billion Billion National Security (DoD / IC) Allied Governments Communications & EO Launch Services Select Redwire Solutions: Select Redwire Solutions: üüüü Select Redwire Solutions: Select Redwire Solutions: Space Interferometers, Hybrid Sun Sensors and CubeSat Tech Advanced Communication Antennas Payload Adapters Architectures and Mesh Networks Development Human Spaceflight Satellite Manufacturing Civil (NASA) Foreign Space Agencies üüüü Select Redwire Solutions: Select Redwire Solutions: Select Redwire Solutions: Select Redwire Solutions: Human-Rated Camera Systems Guidance, Navigation & Control Systems Advanced Deployables / Solar Arrays Space-Capable Robotic Arms Significant Reductions in Launch Costs are Expected to Enable the Global Space Economy to Grow to an Estimated $2 Trillion by 2040 Source: The Space Report. 15 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire Serves a Large and Growing Space Infrastructure Market Addressed by Redwire ü $420+ Billion 2019 Global Space Economy Commercial Space Commercial Infrastructure US Government Non-US Government Products & Services & Support Industries Space Spend Space Spend $218 $119 $47 $40 Billion Billion Billion Billion National Security (DoD / IC) Allied Governments Communications & EO Launch Services Select Redwire Solutions: Select Redwire Solutions: üüüü Select Redwire Solutions: Select Redwire Solutions: Space Interferometers, Hybrid Sun Sensors and CubeSat Tech Advanced Communication Antennas Payload Adapters Architectures and Mesh Networks Development Human Spaceflight Satellite Manufacturing Civil (NASA) Foreign Space Agencies üüüü Select Redwire Solutions: Select Redwire Solutions: Select Redwire Solutions: Select Redwire Solutions: Human-Rated Camera Systems Guidance, Navigation & Control Systems Advanced Deployables / Solar Arrays Space-Capable Robotic Arms Significant Reductions in Launch Costs are Expected to Enable the Global Space Economy to Grow to an Estimated $2 Trillion by 2040 Source: The Space Report. 15 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire Benefits from Decreasing Launch Costs and Increasing Satellite Volumes Launch Costs Are Down 95% in the Past Decade… … Enabling an Exponential Increase of Satellites Launched $54,500/kg ~6,000 Satellites were in Orbit as of April of 2020 50,000+ Additional Satellites are Planned $2,720/kg to be Launched by 2030 Represents 1,000 Satellites Space Shuttle Falcon 9 Source: International Conference on Environmental Systems and World Economic Forum. 16 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire Benefits from Decreasing Launch Costs and Increasing Satellite Volumes Launch Costs Are Down 95% in the Past Decade… … Enabling an Exponential Increase of Satellites Launched $54,500/kg ~6,000 Satellites were in Orbit as of April of 2020 50,000+ Additional Satellites are Planned $2,720/kg to be Launched by 2030 Represents 1,000 Satellites Space Shuttle Falcon 9 Source: International Conference on Environmental Systems and World Economic Forum. 16 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire Was Purpose Built to Be a Pure-Play, Independent Provider of Solutions for New Space Legacy Defense Primes New Space First-Movers Fragmented New Space Base Infrastructure supplier across all Legacy Space Hardware major space industry segments Hundreds of Founder-Owned and Early-Stage Companies 50+ years of flight heritage and customer intimacy Focus on large, exquisite Significant scale and flight Focus on vertical integration of Innovative and agile framework projects and major contracts heritage, but depend on many supply chain where possible allows for rapid iteration specialized subcontractors Key partner for the primes on Compete directly with major Founding focus on capex-heavy major programs, while acting defense primes and pursue Lack of cooperation among Narrow focus on specific launch capabilities, now branching as a prime in select focus areas tangential opportunities that take primes creates customer technological application out to focused missions (comms, focus away from new space inefficiencies habitation, exploration) innovation Aligned with premier customers in the fast currents Significant flight heritage, but Diversified business model can First movers with narrow Lack scale to compete on of the space industry less nimble in design and distract from space segments subsector focus large programs; prime conform to rigid pricing models continued consolidation opportunity for Redwire Novel, next-generation technology shaping the future of in-space architecture 17 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire Was Purpose Built to Be a Pure-Play, Independent Provider of Solutions for New Space Legacy Defense Primes New Space First-Movers Fragmented New Space Base Infrastructure supplier across all Legacy Space Hardware major space industry segments Hundreds of Founder-Owned and Early-Stage Companies 50+ years of flight heritage and customer intimacy Focus on large, exquisite Significant scale and flight Focus on vertical integration of Innovative and agile framework projects and major contracts heritage, but depend on many supply chain where possible allows for rapid iteration specialized subcontractors Key partner for the primes on Compete directly with major Founding focus on capex-heavy major programs, while acting defense primes and pursue Lack of cooperation among Narrow focus on specific launch capabilities, now branching as a prime in select focus areas tangential opportunities that take primes creates customer technological application out to focused missions (comms, focus away from new space inefficiencies habitation, exploration) innovation Aligned with premier customers in the fast currents Significant flight heritage, but Diversified business model can First movers with narrow Lack scale to compete on of the space industry less nimble in design and distract from space segments subsector focus large programs; prime conform to rigid pricing models continued consolidation opportunity for Redwire Novel, next-generation technology shaping the future of in-space architecture 17 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire’s Industry-Leading Flight Heritage Differentiates It from New Space Peers l New Horizon Years of Flight Heritage Satellite Missions Flown 150+ 50+ Pluto Sun l Deep Space 1 l Exploration Roverl Reconnaissance l Solar Probe Plus Orbiter l Global Surveyor l STEREO l Science Lab l Odyssey l Maven l Pathfinder l Graill LRO/LCRO Mars SS l Lunar Saturn Prospector Moon Jupiter l Cassini-Huygens l Galileol JUNO Low Earth Orbit Medium Earth Orbit Beyond GEO Earth l GPSl Van Allenl Chandral MAP l GEO-EYEl Landsat l Themisl ACE l IRISl Radarsat Venus Geosynchronous Earth Orbit l ST5l WIND l ISSl SORCE Mercury l AEHFl SOO l IKAROSl ISTP/SOHOl MMS l Jasonl TRACE l GOESl SXI l Magellan l Bepi Columbo l SBIRSl Commercial l Planet C l Messenger Satellites 18 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire’s Industry-Leading Flight Heritage Differentiates It from New Space Peers l New Horizon Years of Flight Heritage Satellite Missions Flown 150+ 50+ Pluto Sun l Deep Space 1 l Exploration Roverl Reconnaissance l Solar Probe Plus Orbiter l Global Surveyor l STEREO l Science Lab l Odyssey l Maven l Pathfinder l Graill LRO/LCRO Mars SS l Lunar Saturn Prospector Moon Jupiter l Cassini-Huygens l Galileol JUNO Low Earth Orbit Medium Earth Orbit Beyond GEO Earth l GPSl Van Allenl Chandral MAP l GEO-EYEl Landsat l Themisl ACE l IRISl Radarsat Venus Geosynchronous Earth Orbit l ST5l WIND l ISSl SORCE Mercury l AEHFl SOO l IKAROSl ISTP/SOHOl MMS l Jasonl TRACE l GOESl SXI l Magellan l Bepi Columbo l SBIRSl Commercial l Planet C l Messenger Satellites 18 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire is a Platform-Agnostic Play Across the High-Growth, New Space Sectors Launch & Exploration In-Space Mobility Earth Observation Satellite Communication When Space Wins, Redwire Wins 19 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire is a Platform-Agnostic Play Across the High-Growth, New Space Sectors Launch & Exploration In-Space Mobility Earth Observation Satellite Communication When Space Wins, Redwire Wins 19 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Significant Opportunity to Continue Consolidating a Fragmented Space Market Redwire Typically Retains Target Company Founders and Leverages Their Expertise and Relationships to Bolster Leadership Ranks and Expand the M&A Pipeline Mar 2020 Jun 2020 Jun 2020 Oct 2020 Dec 2020 Jan 2021 Feb 2021 Targets for Deployment of Public Currency / Transaction Proceeds Targets Key Products and Solutions Est. Rev 5 MBSE & Other Engineering Services $80+ Million 2 Reflectors & Deployable Structures $75+ Million 3 Spacecraft & Human Spaceflight Systems $60+ Million 3 Software & Software-Defined Products $55+ Million Proprietary Proprietary Deals Deals Sourced Sourced Through Increa Through Increasin sing g De Depth pth o off In Indu dustry stry R Re elatio lation nsh ships ips 2 Communications Hardware $30+ Million 2 Advanced Robotics & Manufacturing $30+ Million Total $330+ Million üü üü Fragmented Landscape Successful Track Record Buyer of Choice Execution Excellence Opportunity to consolidate tech- Extensive M&A execution and Sole pure-play new space Seasoned management and deal teams enabled, emerging space companies integration experience infrastructure company of scale with decades of operational experience 20 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseSignificant Opportunity to Continue Consolidating a Fragmented Space Market Redwire Typically Retains Target Company Founders and Leverages Their Expertise and Relationships to Bolster Leadership Ranks and Expand the M&A Pipeline Mar 2020 Jun 2020 Jun 2020 Oct 2020 Dec 2020 Jan 2021 Feb 2021 Targets for Deployment of Public Currency / Transaction Proceeds Targets Key Products and Solutions Est. Rev 5 MBSE & Other Engineering Services $80+ Million 2 Reflectors & Deployable Structures $75+ Million 3 Spacecraft & Human Spaceflight Systems $60+ Million 3 Software & Software-Defined Products $55+ Million Proprietary Proprietary Deals Deals Sourced Sourced Through Increa Through Increasin sing g De Depth pth o off In Indu dustry stry R Re elatio lation nsh ships ips 2 Communications Hardware $30+ Million 2 Advanced Robotics & Manufacturing $30+ Million Total $330+ Million üü üü Fragmented Landscape Successful Track Record Buyer of Choice Execution Excellence Opportunity to consolidate tech- Extensive M&A execution and Sole pure-play new space Seasoned management and deal teams enabled, emerging space companies integration experience infrastructure company of scale with decades of operational experience 20 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Numerous Avenues to Potentially Accelerate and De-Risk Redwire’s Growth ($ in Millions) Organic Projections Accelerated 72% Organic Revenue CAGR (2021E-2025E) R&D / CapEx Additional Strategic M&A Focused Growth Strategy and Breakthrough Technologies Five Strategic Focus Areas Where Redwire is Transforming Space Critical Supplier On Imminent, Transaction Proceeds Enable Large-Scale Space Programs $1,413 Additional Potential Upside Due to Numerous Planned Program- and 3 Accelerated R&D / CapEx and Constellation-Level Opportunities Additional Strategic M&A Strong Growth in the Base Business with High Visibility 2 1.3x Backlog / Revenue with $100s of Millions in Options & Follow-Ons 1 $163 2021E Revenue 2025E Revenue 21 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseNumerous Avenues to Potentially Accelerate and De-Risk Redwire’s Growth ($ in Millions) Organic Projections Accelerated 72% Organic Revenue CAGR (2021E-2025E) R&D / CapEx Additional Strategic M&A Focused Growth Strategy and Breakthrough Technologies Five Strategic Focus Areas Where Redwire is Transforming Space Critical Supplier On Imminent, Transaction Proceeds Enable Large-Scale Space Programs $1,413 Additional Potential Upside Due to Numerous Planned Program- and 3 Accelerated R&D / CapEx and Constellation-Level Opportunities Additional Strategic M&A Strong Growth in the Base Business with High Visibility 2 1.3x Backlog / Revenue with $100s of Millions in Options & Follow-Ons 1 $163 2021E Revenue 2025E Revenue 21 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire’s Growth is Driven by Proven Capabilities and Transformative Technologies 22 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseRedwire’s Growth is Driven by Proven Capabilities and Transformative Technologies 22 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Overview of Strategic Focus Areas On-Orbit Servicing, Assembly & Digitally-Engineered Low Earth Orbit (“LEO”) Manufacturing (“OSAM”) Spacecraft Commercialization Transformational Enabling Technology Rapid Production of Low-Cost Spacecraft Commercial Use and Habitation of Space Space Domain Advanced Sensors Awareness & Components Space Monitoring Assets for National Defense Low SWaP-C Components, Sensors and Systems 23 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseOverview of Strategic Focus Areas On-Orbit Servicing, Assembly & Digitally-Engineered Low Earth Orbit (“LEO”) Manufacturing (“OSAM”) Spacecraft Commercialization Transformational Enabling Technology Rapid Production of Low-Cost Spacecraft Commercial Use and Habitation of Space Space Domain Advanced Sensors Awareness & Components Space Monitoring Assets for National Defense Low SWaP-C Components, Sensors and Systems 23 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire’s OSAM Capabilities Transform What Can Be Accomplished in Space Current Paradigm Redwire OSAM Solution Today, Satellites Are Engineered for Redwire’s OSAM Solution, Enabled By In-Space Robotics and Additive Manufacturing, Allows Customers to Launch First and Mission Capability Second Optimize For The Mission Limits Size of Large Structures, Requires Complex Origami Folding Must Fit On Launch Vehicle Launch Manufacture Assemble Raw Materials In-Space Production of Robotic Assembly of Into Orbit Component Parts Functional Objects Protecting Fragile Structures (e.g. solar arrays, antennas) Increases Payload Lower-Cost Deployment… … Of Higher-Power Capabilities Weight and Launch Cost Must Survive a Legacy Archinaut-Enabled Capabilities Violent Launch $100s M $10s M $60M Limitations on Power and Capability and $10M Reduced Mission Effectiveness 24 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire’s OSAM Capabilities Transform What Can Be Accomplished in Space Current Paradigm Redwire OSAM Solution Today, Satellites Are Engineered for Redwire’s OSAM Solution, Enabled By In-Space Robotics and Additive Manufacturing, Allows Customers to Launch First and Mission Capability Second Optimize For The Mission Limits Size of Large Structures, Requires Complex Origami Folding Must Fit On Launch Vehicle Launch Manufacture Assemble Raw Materials In-Space Production of Robotic Assembly of Into Orbit Component Parts Functional Objects Protecting Fragile Structures (e.g. solar arrays, antennas) Increases Payload Lower-Cost Deployment… … Of Higher-Power Capabilities Weight and Launch Cost Must Survive a Legacy Archinaut-Enabled Capabilities Violent Launch $100s M $10s M $60M Limitations on Power and Capability and $10M Reduced Mission Effectiveness 24 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Enabling Technologies for Habitation and Commercialization of Low Earth Orbit For Earth, In Space Redwire’s Technologies are Foundational Redwire is Manufacturing Advanced Materials In Space For Industrial Use on Earth for the Second Golden Age of Space With Properties Only Achievable in Microgravity st st 1 1 ZBLAN Optical Fiber Manufactured in Space Ceramic Parts Manufactured in Space Industrial-Scale Offers 100x Better Signal Than Traditional Fiber Applications for Turbines and Nuclear Plants Manufacturing of Advanced Materials for Earth Attractive Economics Even at Today’s Launch and Return Prices w Human Space Tourism & Habitation For Space, In Space Redwire’s Technologies Are Relied Upon by Astronauts on the ISS and Are Paving the Way for Humanity’s Permanent Return to the Moon st st 1 1 Technology Solutions for Human Spaceflight 3D Printed Part in Space Asteroid Mining & Energy Generation Ability to Print Spares and Tools Off-Earth Solutions for the Artemis Lunar Lander 25 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseEnabling Technologies for Habitation and Commercialization of Low Earth Orbit For Earth, In Space Redwire’s Technologies are Foundational Redwire is Manufacturing Advanced Materials In Space For Industrial Use on Earth for the Second Golden Age of Space With Properties Only Achievable in Microgravity st st 1 1 ZBLAN Optical Fiber Manufactured in Space Ceramic Parts Manufactured in Space Industrial-Scale Offers 100x Better Signal Than Traditional Fiber Applications for Turbines and Nuclear Plants Manufacturing of Advanced Materials for Earth Attractive Economics Even at Today’s Launch and Return Prices w Human Space Tourism & Habitation For Space, In Space Redwire’s Technologies Are Relied Upon by Astronauts on the ISS and Are Paving the Way for Humanity’s Permanent Return to the Moon st st 1 1 Technology Solutions for Human Spaceflight 3D Printed Part in Space Asteroid Mining & Energy Generation Ability to Print Spares and Tools Off-Earth Solutions for the Artemis Lunar Lander 25 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Revolutionary Digital Approach to Spacecraft Design and Manufacturing Mission Types Why Redwire’s Approach Is Revolutionary The Same Innovations That Revolutionized Automobile Manufacturing Can Be Applied to Space Earth Observation Existing Approaches Description “Rolls Royce” “Model T” Digital Engineering Network Communications Expensive Inexpensive Mission Costs Best Value Level of Customization Mission-Specific None Mission-Specific Scientific Time From Order to Launch 4+ Years 1-2 Years 1-2 Years Research Lifetime On Orbit 5+ Years 3-5 Years 5+ Years Design Approach Bespoke Reusable Iterative Digital Design Linked with Deep Space Exploration Software-Enabled AI&T Simulations Assembly, Integration & Test Manual Software-Enabled Production Methodology Unit-By-Unit Mass Production Modular 26 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRevolutionary Digital Approach to Spacecraft Design and Manufacturing Mission Types Why Redwire’s Approach Is Revolutionary The Same Innovations That Revolutionized Automobile Manufacturing Can Be Applied to Space Earth Observation Existing Approaches Description “Rolls Royce” “Model T” Digital Engineering Network Communications Expensive Inexpensive Mission Costs Best Value Level of Customization Mission-Specific None Mission-Specific Scientific Time From Order to Launch 4+ Years 1-2 Years 1-2 Years Research Lifetime On Orbit 5+ Years 3-5 Years 5+ Years Design Approach Bespoke Reusable Iterative Digital Design Linked with Deep Space Exploration Software-Enabled AI&T Simulations Assembly, Integration & Test Manual Software-Enabled Production Methodology Unit-By-Unit Mass Production Modular 26 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Cost-Effective Deployment of Space Domain Awareness Capabilities Rising Need for Space Domain Awareness (“SDA”) & Resiliency Redwire’s SDA & Resiliency Solutions l Modern life is increasingly dependent upon assets in space –l Redwire’s SDA solutions provide a wider range of monitoring from GPS and communications to national defense using space-based optical interferometry without exceeding civil, commercial and DoD / IC small satellite mission budgets l Tracking and protecting space-based assets is an increasingly challenging problem Redwire’s Capabilities ─ Number of satellites being launched is exploding – on Small Satellites monitoring, controlling and securing against physical and cyber threats is critical ─ Space is now a contested warfare domain, with adversaries Main Outboard investing heavily in offensive and defense capabilities Bus Mirror Unit Cyber Defense Asset & Encryption Monitoring Redwire Suite of Cameras Early Warning Resiliency Systems & Control Current State-of-the-Art Offerings On Exquisite Satellites 27 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseCost-Effective Deployment of Space Domain Awareness Capabilities Rising Need for Space Domain Awareness (“SDA”) & Resiliency Redwire’s SDA & Resiliency Solutions l Modern life is increasingly dependent upon assets in space –l Redwire’s SDA solutions provide a wider range of monitoring from GPS and communications to national defense using space-based optical interferometry without exceeding civil, commercial and DoD / IC small satellite mission budgets l Tracking and protecting space-based assets is an increasingly challenging problem Redwire’s Capabilities ─ Number of satellites being launched is exploding – on Small Satellites monitoring, controlling and securing against physical and cyber threats is critical ─ Space is now a contested warfare domain, with adversaries Main Outboard investing heavily in offensive and defense capabilities Bus Mirror Unit Cyber Defense Asset & Encryption Monitoring Redwire Suite of Cameras Early Warning Resiliency Systems & Control Current State-of-the-Art Offerings On Exquisite Satellites 27 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Expansive Portfolio of Advanced Sensors & Components Optical Payloads l Redwire’s market-leading portfolio of sensors and Link 16- components have significant flight heritage and Capable are trusted on the highest priority missions GEO Antennas l Space infrastructure solutions address the needs of a rapidly expanding satellite manufacturing industry with partners across national security, civil and commercial space LEO ─ 50,000+ satellites projected to be launched in Deployable the next decade Radiators Solar Arrays Star Trackers Payload Adapters Composite Redwire’s Camera Systems Will Fly on Lockheed Sun Booms Martin’s Orion Multipurpose Crew Vehicle Sensors 28 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseExpansive Portfolio of Advanced Sensors & Components Optical Payloads l Redwire’s market-leading portfolio of sensors and Link 16- components have significant flight heritage and Capable are trusted on the highest priority missions GEO Antennas l Space infrastructure solutions address the needs of a rapidly expanding satellite manufacturing industry with partners across national security, civil and commercial space LEO ─ 50,000+ satellites projected to be launched in Deployable the next decade Radiators Solar Arrays Star Trackers Payload Adapters Composite Redwire’s Camera Systems Will Fly on Lockheed Sun Booms Martin’s Orion Multipurpose Crew Vehicle Sensors 28 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Archinaut’s Win Validates Redwire’s Position as the Leader in In-Space Manufacturing Archinaut Today Archinaut Enables the Future l Redwire is the prime on Archinaut 1 A1 Demonstrates the Transformational (“A1”), the first on-orbit demonstration Capability of OSAM, Potentially Driving Widespread Adoption using additive manufacturing to build and assemble complex components in space ─ Could result in 5x power outputs when compared to state-of-the-art solar arrays l The small spacecraft will 3D print two beams that extend nearly 33 feet from each side of the spacecraft Cost Efficient Satellite Built in Space Large Deep Space HALO Structures Gateway Archinaut Can Enable and Expand the $74M 2023 Multi-Trillion Dollar Space Economy Cost Efficient Satellite Contract Value Planned Launch Launched into Space 29 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseArchinaut’s Win Validates Redwire’s Position as the Leader in In-Space Manufacturing Archinaut Today Archinaut Enables the Future l Redwire is the prime on Archinaut 1 A1 Demonstrates the Transformational (“A1”), the first on-orbit demonstration Capability of OSAM, Potentially Driving Widespread Adoption using additive manufacturing to build and assemble complex components in space ─ Could result in 5x power outputs when compared to state-of-the-art solar arrays l The small spacecraft will 3D print two beams that extend nearly 33 feet from each side of the spacecraft Cost Efficient Satellite Built in Space Large Deep Space HALO Structures Gateway Archinaut Can Enable and Expand the $74M 2023 Multi-Trillion Dollar Space Economy Cost Efficient Satellite Contract Value Planned Launch Launched into Space 29 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Momentum From Recent Program Wins

Solar Cruiser
December 2020

40m x 40m Deployed Solar Sail for NASA SMD



*After the flight of Solar Cruiser, solar scientists will be able to reach new destinations, allowing them to study the sun as never before… **This mission proves that we have the necessary technology** and future helioscientists can access new orbits to study and expand our knowledge.*

Les Johnson, Principal Investigator for Solar Cruisers
NASA's Marshall Space Center

MOMENTUS SPACE
Vigoride Robotic Systems
January 2021

Robotic Systems for Next-Gen Vigoride In-Space Transportation Vehicle



*Momentus selected Redwire as its robotics systems partner because of the large synergies in our vision for a robotics-enabled space economy… Through this close alignment, **Redwire was able to provide Momentus with very high value to deploy our near-term missions**, with opportunities for continued collaboration as we evolve our future roadmaps.*

Rob Schwarz, Chief Technology Officer
Momentus

FIREFLY AEROSPACE
Lunar Lander Payloads
February 2021

Deep Space Systems and Operations Development



*Firefly and its teammates are honored to be selected by NASA to deliver these important payloads to the lunar surface, **paving the way for human and robotic exploration missions to follow**. Firefly's expertise… combined with **expertise from Redwire in development and operations of deep space systems**… makes for an extremely capable lander team.*

Dr. Will Coogan, Lander Chief Engineer
Firefly

$70+ Million in Recent Wins
(December 2020)

The systems that we have developed enable unprecedented capabilities that unlock more mission opportunities for our customers.

Al Tadros, Chief Growth Officer
Redwire

REDWIRE BUILD ABOVE
30
Redwire Proprietary, Not for Public Release

Business Momentum and Financials 31 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseBusiness Momentum and Financials 31 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Robust Backlog Drives Near-Term Revenue Momentum $150+ Million $23+ Billion l High visibility into near-term revenue streams Contracted Backlog 2021E-2025E Unfactored Pipeline l 85%+ of 2021E revenue is in backlog or on programs where Redwire is the incumbent provider 72% $163 Million $1,413 Million CAGR 2021E Revenue 2025E Revenue 89% $20 Million $250 Million CAGR 2021E Adj. EBITDA 2025E Adj. EBITDA $163 Million 2021E Revenue 85% $17 Million $195 Million CAGR 2021E Free Cash Flow 2025E Free Cash Flow Projections Are Based on a Bottoms-Up, Probability-Weighted Pipeline with Conservative Win Rate Assumptions Well Below Recent Performance Note: All financials are pro forma for historical closed acquisitions. 32 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRobust Backlog Drives Near-Term Revenue Momentum $150+ Million $23+ Billion l High visibility into near-term revenue streams Contracted Backlog 2021E-2025E Unfactored Pipeline l 85%+ of 2021E revenue is in backlog or on programs where Redwire is the incumbent provider 72% $163 Million $1,413 Million CAGR 2021E Revenue 2025E Revenue 89% $20 Million $250 Million CAGR 2021E Adj. EBITDA 2025E Adj. EBITDA $163 Million 2021E Revenue 85% $17 Million $195 Million CAGR 2021E Free Cash Flow 2025E Free Cash Flow Projections Are Based on a Bottoms-Up, Probability-Weighted Pipeline with Conservative Win Rate Assumptions Well Below Recent Performance Note: All financials are pro forma for historical closed acquisitions. 32 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Projected Revenue Growth Driven by Increasing TAM Across End Markets ($ in Millions) Diversified Revenue Base with Products and Services Demanded by National Security, Civil and Commercial Customers l Revenue growth comes from a strong base and reflects an expanding TAM where Redwire Large Untapped services nearly all mission and customer types Market for Space- Based Applications l Redwire’s products and services can be utilized by a variety of end markets with minimal modifications, allowing customer-funded (1) (1) projects to be deployed into commercial and Space as a other end markets with limited risk Contested Domain Commercial (1) & Other 14% National National Commercial Increasing Focus on (1) Security Security & Other Research and 34% 41% 39% Commercialization 2021E 2025E Revenue Revenue $163M $1,413M Civil 52% Civil 20% Note: All financials are pro forma for historical closed acquisitions. Numbers may not tie do to rounding. (1) Other represents opportunities that may be executed across multiple customer types. 33 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseProjected Revenue Growth Driven by Increasing TAM Across End Markets ($ in Millions) Diversified Revenue Base with Products and Services Demanded by National Security, Civil and Commercial Customers l Revenue growth comes from a strong base and reflects an expanding TAM where Redwire Large Untapped services nearly all mission and customer types Market for Space- Based Applications l Redwire’s products and services can be utilized by a variety of end markets with minimal modifications, allowing customer-funded (1) (1) projects to be deployed into commercial and Space as a other end markets with limited risk Contested Domain Commercial (1) & Other 14% National National Commercial Increasing Focus on (1) Security Security & Other Research and 34% 41% 39% Commercialization 2021E 2025E Revenue Revenue $163M $1,413M Civil 52% Civil 20% Note: All financials are pro forma for historical closed acquisitions. Numbers may not tie do to rounding. (1) Other represents opportunities that may be executed across multiple customer types. 33 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

The Building Blocks of Margin Improvement l The roots of Redwire’s formation make it a prime candidate for margin 18% A 18% Ad dj. j. EBI EBIT TD DA A M Ma argin rgin improvement as the company continues to integrate and scale operations l Margin improvement will be driven by a variety of factors: centralization 11% A 11% Ad dj. j. EBI EBIT TD DA A M Ma argin rgin and specialization, the transition from prototype to production and 2020E increasing workshare 2025E Centralization & Specialization Transition from Prototype to Production Increasing Workshare As technology adoption Combined expertise will Specialized contract Market Pricing Pricing Power Mix Change management increases, there will be enable Redwire to expand professionals will improve increasing opportunities to the amount of high-margin bidding strategy to help exercise pricing power as work performed ensure market pricing customers become reliant on Redwire’s proprietary technology suite Scaled Admin. Unit Efficiency In-Housing Centralized accounting, in As production ramps up, In-house solutions will addition to HR, IT and other the manufacturing decrease costs when administrative functions process will be more Redwire is a sub and will creates efficiencies efficient on a unit basis maximize workshare when Redwire is a prime 34 Jefferies LLC / October 2020 29 Redwire Proprietary, Not for Public Release Cost (% Rev) Revenue ($)The Building Blocks of Margin Improvement l The roots of Redwire’s formation make it a prime candidate for margin 18% A 18% Ad dj. j. EBI EBIT TD DA A M Ma argin rgin improvement as the company continues to integrate and scale operations l Margin improvement will be driven by a variety of factors: centralization 11% A 11% Ad dj. j. EBI EBIT TD DA A M Ma argin rgin and specialization, the transition from prototype to production and 2020E increasing workshare 2025E Centralization & Specialization Transition from Prototype to Production Increasing Workshare As technology adoption Combined expertise will Specialized contract Market Pricing Pricing Power Mix Change management increases, there will be enable Redwire to expand professionals will improve increasing opportunities to the amount of high-margin bidding strategy to help exercise pricing power as work performed ensure market pricing customers become reliant on Redwire’s proprietary technology suite Scaled Admin. Unit Efficiency In-Housing Centralized accounting, in As production ramps up, In-house solutions will addition to HR, IT and other the manufacturing decrease costs when administrative functions process will be more Redwire is a sub and will creates efficiencies efficient on a unit basis maximize workshare when Redwire is a prime 34 Jefferies LLC / October 2020 29 Redwire Proprietary, Not for Public Release Cost (% Rev) Revenue ($)

Financial Forecast Shows Positive and Growing Revenue, Adj. EBITDA and Cash Flow ($ in Millions) Fiscal Year Ended December 31, 2020E 2021E 2022E 2023E 2024E 2025E National Security $56 $70 $161 $320 $547 Civil 84 117 121 179 286 (1) Commercial & Other 23 50 141 266 579 Revenue $119 $163 $237 $424 $766 $1,413 Growth 45% 37% 45% 79% 81% 85% Gross Profit $27 $43 $66 $127 $239 $456 Gross Margin 23% 26% 28% 30% 31% 32% (-) Bid & Proposal ($3) ($3) ($5) ($9) ($16) ($30) (-) IRAD (3) (4) (8) (14) (28) (54) (2) (-) General & Administrative (13) (16) (22) (39) (70) (122) Adjusted EBITDA $13 $20 $32 $64 $124 $250 Adjusted EBITDA Margin 11% 12% 13% 15% 16% 18% (-) Capital Expenditures ($0) ($6) ($8) ($23) ($27) ($49) (-) Increase in Net Working Capital 4 3 3 5 3 (5) Free Cash Flow $16 $17 $26 $46 $101 $195 Breakout Organic Growth From a Strong Base, with Contract Dynamics Resulting in Minimal CapEx and Working Capital Requirements Note: All financials are pro forma for historical closed acquisitions. Certain numbers do not tie due to rounding. Adjusted EBITDA accounts for one-time add backs that are not shown ($5.2m and $0.4m in 2020 and 2021, respectively). (1) Other represents opportunities that may be executed across multiple customer types. (2) Includes unallowable expenses, other income (expense) and estimates of public company costs. Excludes depreciation and amortization. 35 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseFinancial Forecast Shows Positive and Growing Revenue, Adj. EBITDA and Cash Flow ($ in Millions) Fiscal Year Ended December 31, 2020E 2021E 2022E 2023E 2024E 2025E National Security $56 $70 $161 $320 $547 Civil 84 117 121 179 286 (1) Commercial & Other 23 50 141 266 579 Revenue $119 $163 $237 $424 $766 $1,413 Growth 45% 37% 45% 79% 81% 85% Gross Profit $27 $43 $66 $127 $239 $456 Gross Margin 23% 26% 28% 30% 31% 32% (-) Bid & Proposal ($3) ($3) ($5) ($9) ($16) ($30) (-) IRAD (3) (4) (8) (14) (28) (54) (2) (-) General & Administrative (13) (16) (22) (39) (70) (122) Adjusted EBITDA $13 $20 $32 $64 $124 $250 Adjusted EBITDA Margin 11% 12% 13% 15% 16% 18% (-) Capital Expenditures ($0) ($6) ($8) ($23) ($27) ($49) (-) Increase in Net Working Capital 4 3 3 5 3 (5) Free Cash Flow $16 $17 $26 $46 $101 $195 Breakout Organic Growth From a Strong Base, with Contract Dynamics Resulting in Minimal CapEx and Working Capital Requirements Note: All financials are pro forma for historical closed acquisitions. Certain numbers do not tie due to rounding. Adjusted EBITDA accounts for one-time add backs that are not shown ($5.2m and $0.4m in 2020 and 2021, respectively). (1) Other represents opportunities that may be executed across multiple customer types. (2) Includes unallowable expenses, other income (expense) and estimates of public company costs. Excludes depreciation and amortization. 35 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Transaction Details 36 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseTransaction Details 36 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release

Detailed Transaction Overview ($ in Millions, except per share price) Pro Forma Valuation l Current Redwire shareholders are rolling a large portion of (1) 65 their existing equity Pro Forma Shares Outstanding Share Price $10 l Cash to the balance sheet will serve as dry powder for strategic investments and continued pursuit of Redwire’s Pro Forma Equity Value $652 proprietary M&A pipeline Net Cash Position $37 Pro Forma Ownership Pro Forma Enterprise Value $615 SPAC Sponsor Sources $ % 6% Existing Redwire Shareholders $372 60.7% PIPE Investors 12% Genesis Park Cash in Trust 166 27.1% PIPE Equity 75 12.2% Total Sources $613 100.0% Uses $ % Current Redwire Existing Redwire Shareholders $372 60.7% Shareholders Cash to Redwire Shareholders 75 12.2% 57% SPAC Public Cash to Balance Sheet 147 23.9% Shareholders 25% Transaction Expenses 20 3.2% Total Uses $613 100.0% Note: All financials are pro forma for historical closed acquisitions. Assumes no redemptions from SPAC investors. (1) Pro forma share count includes 16.4m GNPK public shares, 7.5m PIPE shares and 4.1m SPAC sponsor shares. 37 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseDetailed Transaction Overview ($ in Millions, except per share price) Pro Forma Valuation l Current Redwire shareholders are rolling a large portion of (1) 65 their existing equity Pro Forma Shares Outstanding Share Price $10 l Cash to the balance sheet will serve as dry powder for strategic investments and continued pursuit of Redwire’s Pro Forma Equity Value $652 proprietary M&A pipeline Net Cash Position $37 Pro Forma Ownership Pro Forma Enterprise Value $615 SPAC Sponsor Sources $ % 6% Existing Redwire Shareholders $372 60.7% PIPE Investors 12% Genesis Park Cash in Trust 166 27.1% PIPE Equity 75 12.2% Total Sources $613 100.0% Uses $ % Current Redwire Existing Redwire Shareholders $372 60.7% Shareholders Cash to Redwire Shareholders 75 12.2% 57% SPAC Public Cash to Balance Sheet 147 23.9% Shareholders 25% Transaction Expenses 20 3.2% Total Uses $613 100.0% Note: All financials are pro forma for historical closed acquisitions. Assumes no redemptions from SPAC investors. (1) Pro forma share count includes 16.4m GNPK public shares, 7.5m PIPE shares and 4.1m SPAC sponsor shares. 37 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Redwire Uniquely Combines Near-Term Profitability with Breakout Organic Growth ($ in Millions) Company SPAC Date TBD Oct 2019 Aug 2020 Oct 2020 Dec 2020 Feb 2021 Pro Forma $0.6 Billion $7.5 Billion $4.2 Billion $1.2 Billion $1.4 Billion $2.1 Billion Enterprise Value $163 $100 2021E Revenue $19 $4 $4 $0 $1,501 $1,413 $1,200 $1,070 T+4 Estimated $802 $402 Revenue Cash Needed to N/A $611 Million $26 Million $74 Million $1,653 Million $445 Million (1) Break Even Currently First Year of Cash Flow 2024 2023 2023 2024 2024 Positive Cash Flow Positive Note: All financials are pro forma for historical closed acquisitions. Momentus, AST Space Mobile and Astra are pending De-SPAC. Market data as of March 17, 2021. Source: Public filings, Capital IQ. (1) Equal to the sum of all negative projected cash flow (as defined by the company, or EBITDA less CapEx if undefined) in the fiscal years following SPAC transaction (starting in 2021) until company is sustainably cash flow positive. 38 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRedwire Uniquely Combines Near-Term Profitability with Breakout Organic Growth ($ in Millions) Company SPAC Date TBD Oct 2019 Aug 2020 Oct 2020 Dec 2020 Feb 2021 Pro Forma $0.6 Billion $7.5 Billion $4.2 Billion $1.2 Billion $1.4 Billion $2.1 Billion Enterprise Value $163 $100 2021E Revenue $19 $4 $4 $0 $1,501 $1,413 $1,200 $1,070 T+4 Estimated $802 $402 Revenue Cash Needed to N/A $611 Million $26 Million $74 Million $1,653 Million $445 Million (1) Break Even Currently First Year of Cash Flow 2024 2023 2023 2024 2024 Positive Cash Flow Positive Note: All financials are pro forma for historical closed acquisitions. Momentus, AST Space Mobile and Astra are pending De-SPAC. Market data as of March 17, 2021. Source: Public filings, Capital IQ. (1) Equal to the sum of all negative projected cash flow (as defined by the company, or EBITDA less CapEx if undefined) in the fiscal years following SPAC transaction (starting in 2021) until company is sustainably cash flow positive. 38 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Operational Benchmarking Shows Redwire’s Unique Revenue Growth Versus Peers Space & Additive Manufacturing SPAC Transactions High-Growth Defense Note: All financials are pro forma for historical closed acquisitions. Momentus, AST Space Mobile and Astra are pending De-SPAC. Market data as of March 17, 2021. Source: Public filings, Capital IQ. Consensus estimates are used for High-Growth Defense, Virgin Galactic and Desktop Metal. Marketed projections are used for AST Space Mobile, ASTRA and Momentus. 39 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Expected EBITDA Expected Revenue Growth GrowthOperational Benchmarking Shows Redwire’s Unique Revenue Growth Versus Peers Space & Additive Manufacturing SPAC Transactions High-Growth Defense Note: All financials are pro forma for historical closed acquisitions. Momentus, AST Space Mobile and Astra are pending De-SPAC. Market data as of March 17, 2021. Source: Public filings, Capital IQ. Consensus estimates are used for High-Growth Defense, Virgin Galactic and Desktop Metal. Marketed projections are used for AST Space Mobile, ASTRA and Momentus. 39 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Expected EBITDA Expected Revenue Growth Growth

Valuation Benchmarking Shows Redwire at a Material Discount to its Peers Space & Additive Manufacturing SPAC Transactions High-Growth Defense De-SPAC Completed Pending De-SPAC Current Trading Valuation Implied Trading Valuation Based on Current SPAC Share Price Valuation at Combination ($10 Share Price) Note: All financials are pro forma for historical closed acquisitions. Momentus, AST Space Mobile and Astra are pending De-SPAC. Market data as of March 17, 2021. Source: Public filings, Capital IQ. Consensus estimates are used for High-Growth Defense, Virgin Galactic and Desktop Metal. Marketed projections are used for AST Space Mobile, ASTRA and Momentus. 40 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release EV / EBITDA EV / RevenueValuation Benchmarking Shows Redwire at a Material Discount to its Peers Space & Additive Manufacturing SPAC Transactions High-Growth Defense De-SPAC Completed Pending De-SPAC Current Trading Valuation Implied Trading Valuation Based on Current SPAC Share Price Valuation at Combination ($10 Share Price) Note: All financials are pro forma for historical closed acquisitions. Momentus, AST Space Mobile and Astra are pending De-SPAC. Market data as of March 17, 2021. Source: Public filings, Capital IQ. Consensus estimates are used for High-Growth Defense, Virgin Galactic and Desktop Metal. Marketed projections are used for AST Space Mobile, ASTRA and Momentus. 40 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release EV / EBITDA EV / Revenue

Relative Discount Analysis ($ in Millions) l Applies two year forward high- Transaction Value Relative Valuation growth defense EBITDA multiples to two versions of Redwire’s 2025E EBITDA ─ 2025E EBITDA, as projected ($250 million) ─ 2025E EBITDA, sensitized by 25% l Resulting enterprise values are ~85% discounted back at 20% over a Discount to period of 2.5 years to assumed Relative Value Implied Enterprise Values close in mid 2021 Discounted to Present Value (20% Discount Rate for 2.5 Years) l This analysis indicates that Redwire is priced at a significant discount to its publicly-traded, high-growth defense peers Redwire PF Enterprise Value $615 Redwire 2025E EBITDA $250 Redwire 2025E EBITDA (+/- 25%) $187 - $312 Mid-Point Enterprise Value 3,959 Illustrative EBITDA Multiple Range 20.0x - 30.0x Median Illustrative EBITDA Multiple 25.0x Implied Relative Discount Range of Future Enterprise Values $4,996 - $7,494 Implied Future Enterprise Value $4,684 - $7,806 84% Discounted Enterprise Value $3,167 - $4,751 Discounted Enterprise Value $2,969 - $4,949 Note: All financials are pro forma for historical closed acquisitions. 41 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public ReleaseRelative Discount Analysis ($ in Millions) l Applies two year forward high- Transaction Value Relative Valuation growth defense EBITDA multiples to two versions of Redwire’s 2025E EBITDA ─ 2025E EBITDA, as projected ($250 million) ─ 2025E EBITDA, sensitized by 25% l Resulting enterprise values are ~85% discounted back at 20% over a Discount to period of 2.5 years to assumed Relative Value Implied Enterprise Values close in mid 2021 Discounted to Present Value (20% Discount Rate for 2.5 Years) l This analysis indicates that Redwire is priced at a significant discount to its publicly-traded, high-growth defense peers Redwire PF Enterprise Value $615 Redwire 2025E EBITDA $250 Redwire 2025E EBITDA (+/- 25%) $187 - $312 Mid-Point Enterprise Value 3,959 Illustrative EBITDA Multiple Range 20.0x - 30.0x Median Illustrative EBITDA Multiple 25.0x Implied Relative Discount Range of Future Enterprise Values $4,996 - $7,494 Implied Future Enterprise Value $4,684 - $7,806 84% Discounted Enterprise Value $3,167 - $4,751 Discounted Enterprise Value $2,969 - $4,949 Note: All financials are pro forma for historical closed acquisitions. 41 Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release

Jefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public ReleaseJefferies LLC / October 2020 Redwire Proprietary, Not for Public Release Redwire Proprietary, Not for Public Release